UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April 15, 2004



                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)



          FLORIDA                        0-26509                 65-6001212
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



                                319 EBENEZER ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of principal executive offices/Zip Code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 15, 2004, National Coal Corp., through our wholly-owned subsidiary National Coal Corporation, a Tennessee corporation, completed the acquisition of certain mining assets and equipment of U.S. Coal, Inc. and New River Processing, Inc. for a purchase price of $4.2 million plus the assumption of certain liabilities. The purchase price was determined through arms-length negotiation. The purchased assets include:

         o machinery and equipment, including rail car load out and coal washing facilities;

         o        coal mining permits

         o        coal mineral rights;

         o        contractual rights; and

         o        leased and owned real property.

         The purchase of the assets was consummated pursuant to an Asset Purchase and Sale Agreement, dated April 15, 2004, by and among U.S. Coal, Inc., New River Processing, Inc. and National Coal Corporation, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

         Contemporaneously with our purchase of the U.S. Coal and New River Processing assets, we deposited $824,000 into an escrow account to be used to post bonds and other collateral required by the applicable regulatory authorities to obtain the transfer to us of the sellers' operator mining permits.

         The mining assets and equipment we acquired were used by U.S. Coal and New River Processing in coal mining operations. We intend to continue the same use of the mining assets and equipment.

         We raised the funds to consummate the acquisition of the assets through the sale of secured, one-year promissory notes in the aggregate principal amount of $6.25 million and three-year warrants to purchase up to an aggregate of 2,000,000 shares of our common stock at an exercise price of $1.00 per share. The promissory notes are secured by all of our coal mining assets, the coal mining assets of our subsidiary, National Coal Corporation, and the assets we acquired from U.S. Coal and New River Processing. We sold these securities to institutional investors and individual accredited investors, with the largest investor being Crestview Capital Master, LLC, for an aggregate purchase price to us of $6.25 million.

         Copies of the form of Note and Warrant Purchase Agreement, Secured Promissory Note, and Common Stock Purchase Warrant are attached to this report as Exhibit 99.1, and copies of the Security and Pledge Agreement and Subordination Agreement are attached to this report as Exhibit 99.2 and 99.3, respectively, all of which documents were used in the financing and are incorporated herein by this reference.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 16, 2004, we issued a press release announcing the completion of our acquisition of assets from U.S. Coal and New River Processing and our sale of secured promissory notes and warrants. A copy of the press release is attached to this Form 8-K as Exhibit 99.4 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER                     DESCRIPTION
                  -------  -----------------------------------------------------

                  2.1 Asset Purchase and Sale Agreement, dated April 15, 2004, by and among U.S. Coal, Inc., New River Processing, Inc. and National Coal Corporation.*

                  99.1 Form of Note and Warrant Purchase Agreement, dated April 15, 2004, including Form of Secured Promissory Note and Form of Common Stock Purchase Warrant attached as exhibits thereto.

                  99.2 Security and Pledge Agreement, dated April 15, 2004, by and among National Coal Corp., National Coal Corporation and Stewart Flink, as agent for himself and the holders of secured promissory notes.

                  99.3 Subordination Agreement, dated April 15, 2004, made by Crestview Capital Master, LLC in favor of Steward Flink, as agent for himself and the holders of secured promissory notes.

                  99.4     Press Release dated April 16, 2004.

                  --------------------

                  * All schedules and exhibits have been omitted. Any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL COAL CORP.



Date:    April 28, 2004                     By:    /s/ Robert Chmiel
                                                   -----------------------------
                                                   Robert Chmiel
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                    DESCRIPTION
-------           --------------------------------------------------------------

2.1 Asset Purchase and Sale Agreement, dated April 15, 2004, by and among U.S. Coal, Inc., New River Processing, Inc. and National Coal Corporation.*

99.1 Form of Note and Warrant Purchase Agreement, dated April 15, 2004, including Form of Secured Promissory Note and Form of Common Stock Purchase Warrant attached as exhibits thereto.

99.2 Security and Pledge Agreement, dated April 15, 2004, by and among National Coal Corp., National Coal Corporation and Stewart Flink, as agent for himself and the holders of secured promissory notes.

99.3 Subordination Agreement, dated April 15, 2004, made by Crestview Capital Master, LLC in favor of Steward Flink, as agent for himself and the holders of secured promissory notes.

99.4              Press Release dated April 16, 2004.

--------------------

* All schedules and exhibits have been omitted. Any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.